UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                                                        WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)August 29, 2000(August 25, 2000)
                                                -------------------------------

                               DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


               DELAWARE                   0-23400                44-0537828
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   (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri            65804
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code(417) 890-0102
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                                 Not applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On August 25, 2000, the Company issued a press release announcing that Louis Pallay, the President of Kalish Inc., the Company's wholly-owned subsidiary in Montreal, Canada, and Graham Lewis, the Company's President-Packaging Machinery Group, had been placed on administrative leave pending the results of the investigation of an overstatement of certain asset accounts at Kalish. A copy of the press release announcing these events is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

         (c)      EXHIBITS.  The following exhibits are filed herewith:

         99.1              Press Release dated August 25, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 29, 2000

                                        DT INDUSTRIES, INC.
                                        By:/s/ Stephen J. Gore
                                           -----------------------------
                                           Steven J. Gore
                                           President and Chief Executive Office